                                                                   EXHIBIT 10.12


                            NONCOMPETITION AGREEMENT


         THIS NONCOMPETITION AGREEMENT ("Agreement") is made between Imperial Chemical Industries PLC, a corporation incorporated under the laws of the United Kingdom ("Imperial"), ICI Canada Inc., a corporation incorporated under the laws of Canada ("ICI Canada"), ICI Americas Inc., a Delaware corporation ("ICI Americas") (each an "ICI Party") and collectively, the "ICI Parties") and PCI Chemicals Canada Inc., a New Brunswick corporation ("PCI Canada"), and PCI Carolina Inc., a Delaware corporation ("PCI Carolina" and, with PCI Canada, collectively, the "Pioneer Parties").

                                  WITNESSETH:

         WHEREAS, ICI Canada, ICI Americas and the Pioneer Parties have entered into an Asset Purchase Agreement dated as of September 22, 1997 (the "Purchase Agreement"), as amended, pursuant to which PCI Canada and PCI Carolina will acquire the Assets, the U.S. Assets, the Business and the U.S. Business as defined and described therein (the Business and the U.S. Business being herein collectively called the "Pioneer Business"); and

         WHEREAS, in partial consideration and as a material inducement to the Pioneer Parties to enter into the Purchase Agreement and related transactions, the ICI Parties have agreed to enter into this Agreement relating to noncompetition with the Pioneer Parties;

         WHEREAS, the ICI Parties and the Pioneer Parties agree that ICI America's and ICI Canada's customers and competitors are located principally in the mid-Atlantic, south and eastern regions of the United States and the provinces including and east of Manitoba in Canada;

         NOW THEREFORE, for and in consideration of the mutual promises, covenants and obligations contained herein and in the Purchase Agreement, Imperial and each of the other ICI Parties hereby agree as follows:

                                   ARTICLE 1
                            NONCOMPETITION AGREEMENT


1.1      NONCOMPETITION

         (a) Each of the ICI Parties covenants and agrees that during the Term, it will not, nor will it cause or permit any Affiliate to manufacture, produce, sell, distribute or otherwise deal in or with, directly or indirectly (including through any sales representative, distributor or other marketing activity conducted by or for the account of any ICI Party or any of their Affiliates but excluding operations of any ICI Party or Affiliate thereof as presently conducted, including exchanges or swaps entered into in the ordinary course of business) any Product in the Specified Geographical Area (as such terms are defined below), other than through the Pioneer Parties or any Affiliate of the Pioneer Parties.

         (b)     For purposes of the preceding paragraph:

                 (i) "Affiliate" shall have the meaning set forth in the Purchase Agreement.


                 (ii) "Pioneer Business" shall mean the Business and the U.S. Business acquired under and defined in the Purchase Agreement, and activities directly related and incidental thereto.

                 (iii) "Specified Geographical Areas" shall mean the states of the United States and provinces of Canada as set forth in Attachment A hereto.

                 (iv) "Products" shall mean caustic soda, cereclor and anhydrous caustic soda.

                 (v) "Term" shall mean the period which commences on the date of this Agreement and continues thereafter until five (5) years after the date of this Agreement.

1.2 SEVERABILITY; REMEDIES. The parties intend that the noncompetition provisions of this Article 1 shall be deemed to be a series of separate covenants, one for each and every state of the United States of America and province of Canada where such provisions are intended to be effective. The parties to this Agreement acknowledge that money damages would not be a sufficient remedy for any breach of this Article, and the Pioneer Parties shall be entitled to enforce the provisions of this Article by specific performance and injunctive relief as remedies for a breach of this Article, but shall be entitled in addition to all remedies available at law or in equity, including the recovery of damages from any party involved in such breach and remedies available pursuant to other agreements with such parties.

1.3      EXCEPTION; INCIDENTAL BUSINESS.

         (a) For greater certainty, the Pioneer Parties acknowledge that any future direct or indirect acquisition(s) or subsequent operation by any ICI Party, or by any Affiliate thereof, of a business or businesses which include(s) an Incidental Business engaged in any activity contrary to paragraph 1.1(a), shall nonetheless not constitute a breach thereof.





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                                    -  3  -

         (b) For purposes of the preceding paragraph, "Incidental Business" shall mean a portion of a business, where the gross annual revenues of the Incidental Business do not exceed 20% of the gross annual revenues of the entire business.


                                   ARTICLE 2

2.1 NOTICES. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given (i) when personally delivered, (ii) when transmitted by telecopier (on the date of confirmation of receipt), (iii) on the next business day when delivered by a recognized national overnight courier service, or (iv) on the fourth business day after the date mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Pioneer Parties, to:    Pioneer Companies, Inc.
                                           7000 Louisiana Street
                                           Houston, Texas 77002
                                           Attention: General Counsel
                                           Telecopier (713) 223-9202

         If to the ICI Parties, to:        ICI Canada Inc.
                                           90 Sheppard Ave. East
                                           P.O. Box 200, Station A
                                           North York, Ontario
                                           CANADA M2N 6H2
                                           Attention: General Counsel
                                           Telecopier: (416) 229-8187


or to such other address as any party may furnish to the others in writing in accordance herewith, except that notices of changes of address shall be effective only upon receipt.

2.2 APPLICABLE LAW. This Agreement is entered into under, and shall be governed and construed in accordance with, the laws of the Province of Quebec and the laws of Canada applicable thereto.

2.3 NO WAIVER. No failure by any party hereto at any time to give notice of any breach by any other party of, or to require compliance with, any condition or provision of this Agreement shall be deemed a waiver of similar provisions or conditions at the same or at any prior or subsequent time.

2.4 SEVERABILITY. If a court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then the invalidity or unenforceability of that provision shall





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                                    -  4  -

not affect the validity or enforceability of any other provision of this Agreement, and all other provisions shall remain in full force and effect.

2.5 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together will constitute one and the same Agreement.

2.6 HEADINGS. The paragraph headings have been inserted for purposes of convenience and shall not be used for interpretive purposes.

2.7 GENDER AND PLURALS. Wherever the context so requires, the masculine gender includes the feminine or neuter, and the singular number includes the plural and conversely.

2.8 ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. For greater certainty, this Agreement shall not be binding upon any arm's length purchaser of a business of any ICI Party or any Affiliate thereof.

2.9 ENTIRE AGREEMENT; AMENDMENT. This Agreement constitutes the entire agreement of parties with regard to the subject matter hereof. Any modification of this Agreement will be effective only if it is in writing and signed by the party to be charged.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 31st day of October, 1997.


                                       IMPERIAL CHEMICAL INDUSTRIES PLC

                                       By: /s/ Derek Kirk
                                           -----------------------------------
                                       Name:  Derek Kirk
                                       Title: Acquisitions Power of Attorney


                                       ICI CANADA INC.

                                       By: /s/ Gerald L. Sheasgreen
                                           -----------------------------------
                                       Name:  Gerald L. Sheasgreen
                                       Title: V.P. General Counsel
                                              Corporate Secretary





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                                    -  5  -

                                       ICI AMERICAS INC.

                                       By: /s/ Gerald L. Sheasgreen
                                           -----------------------------------
                                       Name:  Gerald L. Sheasgreen
                                       Title: Corporate Secretary


                                       PCI CHEMICALS CANADA INC.

                                       By: /s/ Kent R. Stephenson
                                           -----------------------------------
                                       Name:  Kent R. Stephenson
                                       Title: Vice President


                                       PCI CAROLINA INC.

                                       By: /s/ Kent R. Stephenson
                                           -----------------------------------
                                       Name:  Kent R. Stephenson
                                       Title: Vice President




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                       ATTACHMENT A TO SCHEDULE 6.1(1)(I)

             RIDER TO CONFIDENTIALITY AND NON COMPETITION AGREEMENT


                              SECTION 2.1(b)(iii)


               UNITED STATES                           CANADA PROVINCES
           Kentucky              Maine                   New Brunswick

           Illinois             Vermont                   Nova Scotia

          Louisiana          New Hampshire                Newfoundland

          Tennessee          Massachusetts           Prince Edward Island

         Connecticut         Rhode Island                   Quebec

         Mississippi           New York                    Ontario

             Ohio             New Jersey                   Manitoba

           Indiana           Pennsylvania

           Michigan            Delaware

                               Maryland

                               Virginia

                             West Virginia

                            North Carolina

                            South Carolina

                                Georgia

                                Florida

                                Alabama